SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 5, 1998
                Date of Report (Date of earliest event reported)

                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                      000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                         509 Madison Avenue, 14th Floor
                            New York, New York 10022
                    (Address of principal executive offices)

                                 (212) 223-9504
              (Registrant's telephone number, including area code)

Item 5.  Other Events

            Discovery Laboratories, Inc. has announced that it has executed a letter of intent to acquire all outstanding shares of common stock of its majority-owned subsidiary, Acute Therapeutics, Inc. Reference is made to the Registrant's related press release attached hereto as Exhibit 99.1 and incorporated by reference herein (including without limitation the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.1 Press Release dated February 5, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DISCOVERY LABORATORIES, INC.

Date: February 6, 1998

                                              By: /s/ James S. Kuo
                                                  -------------------------
                                                  Name: James S. Kuo, M.D.
                                                  Title: Chief Executive Officer

                                  Exhibit Index


       Exhibit Number                              Description
       --------------                              -----------

         99.1                          Press Release dated February 5, 1998.